UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2015

SQBG, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-16075	86-0449546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Sequential Brands Group, Inc.

5 Bryant Park

30th Floor
New York, New York 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant's telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 4, 2015, SQBG, Inc. (formerly known as Sequential Brands Group, Inc.) (the “Company” or “Old Sequential”) and Martha Stewart Living Omnimedia, Inc. (“MSLO”), consummated the transactions contemplated by the Agreement and Plan of Merger, dated as of June 22, 2015, as amended, by and among Sequential Brands Group Inc. (formerly known as Singer Madeline Holdings, Inc.) (“New Sequential”), Old Sequential, MSLO, Singer Merger Sub, Inc. and Madeline Merger Sub, Inc., as amended (the “Merger Agreement”). Effective on December 4, 2015 as of the effective time under the Merger Agreement (the “Effective Time”), Singer Merger Sub, Inc. and Madeline Merger Sub, Inc., each wholly-owned subsidiaries of New Sequential, merged with and into Old Sequential and MSLO, respectively, with Old Sequential and MSLO surviving the mergers as a wholly owned subsidiaries of New Sequential (the “Mergers”), in accordance with the Merger Agreement. The Mergers were approved by the stockholders of MSLO at a special meeting of the MSLO stockholders on December 2, 2015 and by a majority of Old Sequential’s stockholders on June 22, 2015. As a result of the Mergers, New Sequential became the ultimate parent of Old Sequential, MSLO and their respective subsidiaries. Additionally, MSLO and Old Sequential will cease to be publicly traded companies, with New Sequential succeeding as a publicly traded company as the successor issuer to both Old Sequential and MSLO pursuant to Rule 12g-3(c) of the Securities Exchange Act of 1934, as amended.

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment to Second Amended and Restated First Lien Credit Agreement

At the Effective Time, New Sequential, the Company and certain other subsidiaries of New Sequential entered into an amendment (the “Amendment”) to the Second Amended and Restated First Lien Credit Agreement, dated as of April 8, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “BoA Credit Agreement”), by and among, the Company, the guarantors party thereto, the lenders party thereto (the “BoA Lenders”) and Bank of America, N.A., as administrative agent and collateral agent (in such capacity, the “BoA Agent”). The Amendment has an effective date of December 4, 2015, and amends certain provisions under the BoA Credit Agreement to, among other things, (i) permit the consummation of the Mergers, (ii) permit, subject to the satisfaction of certain conditions, the increase in the aggregate revolving commitments and term loans under the BoA Credit Agreement by such amounts as would not cause the consolidated first lien leverage ratio, determined on a pro forma basis after giving effect to any such increase, to exceed 2.00:1.00, (iii) permit the inclusion of not less than (a) $30.0 million of EBITDA representing EBITDA generation by MSLO, (b) $8.0 million of EBITDA representing EBITDA generation by Joe’s Holdings LLC, a Delaware limited liability company and a wholly-owned indirect subsidiary of New Sequential (“Joe’s Holdings”) and (c) fees and expenses incurred and associated with the Mergers and the acquisition of Joe’s Holdings in certain provisions that relate to calculation of the consolidated first lien leverage ratio, (iv) permit the incurrence of indebtedness under the New Secured Term Loan Agreement and (v) designate New Sequential as the “borrower” under the BoA Credit Agreement. Additionally, the Amendment provides for an additional $8.0 million of Tranche A-1 Term Loans which were made, at the Effective Time, to New Sequential by the BoA Lenders.

At the Effective Time, New Sequential, the Company and the BoA Agent entered into a Joinder and Assumption Agreement (the “Joinder and Assumption Agreement”), pursuant to which the Company has been discharged from its obligations, liabilities and rights as the “borrower” under the BoA Credit Agreement and New Sequential has assumed all such obligations, liabilities and rights and has been designated as the “borrower” under the BoA Credit Agreement for all purposes thereunder.

New Secured Term Loan Agreement

At the Effective Time, New Sequential, the Company and certain other subsidiaries of New Sequential entered into a new Second Amended and Restated Credit Agreement (the “New Secured Term Loan Agreement”) with Wilmington Trust, National Association, as administrative agent and collateral agent (in such capacity, the “New Agreement Agent”), and the lenders party to the existing Amended and Restated Second Lien Credit Agreement, dated as of April 8, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Second Lien Credit Agreement”), by and among, the Company, the guarantors party thereto, the lenders party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent (in such capacity, the “Second Lien Agent”).

The New Secured Term Loan Agreement provides for a six-year $368.0 million senior secured term loan facility (the “Facility”), which consists of (i) $215.5 million of loans outstanding under the Existing Second Lien Credit Agreement and (ii) $152.5 million of new term loans which were made, at the Effective Time, to New Sequential by the lenders party to the New Secured Term Loan Agreement.

New Sequential used the proceeds of the new loans made at the Effective Time to fund the payment of the purchase price with respect to the Mergers and costs and expenses incurred in connection with the Mergers and related transactions.

New Sequential has the option to request the addition of one or more additional term loan facilities or the increase of term loan commitments under the Facility by such amounts as would not cause the consolidated total leverage ratio, determined on a pro forma basis after giving effect to any such addition and increase, to exceed 6.00:1.00, which additions and increase are subject to the satisfaction of certain conditions set forth in the New Secured Term Loan Agreement.

The loans under the Facility bear interest, at New Sequential’s option, at a rate equal to either (i) the LIBOR rate plus an applicable margin ranging from 8.00% to 8.75% per annum or (ii) the base rate plus an applicable margin ranging from 7.00% to 7.75% per annum, in each case based upon the consolidated total leverage ratio and/or the consolidated net leverage ratio.

New Sequential’s obligations under the New Secured Term Loan Agreement and any hedging or cash management obligations entered into by New Sequential or any of its current and future domestic restricted subsidiaries (the “Subsidiary Guarantors” and, together with New Sequential, the “Loan Parties”) with a lender under the New Secured Term Loan Agreement, the New Agreement Agent or an affiliate of any such person are guaranteed by New Sequential and each Subsidiary Guarantor. New Sequential’s and the Subsidiary Guarantors’ obligations under the New Secured Term Loan Agreement are secured by substantially all of their assets, subject to certain customary exceptions.

New Sequential is required to make mandatory prepayments of loans outstanding under the Facility (without payment of a premium or penalty) with (i) in the case of any disposition of intellectual property, the then applicable LTV Percentage (as defined in the BoA Credit Agreement) of the orderly liquidation value thereof, (ii) in the case of any other disposition of any other assets, 100% of the net proceeds thereof, subject to certain reinvestment rights, and (iii) in the case of any Consolidated Excess Cash Flow (as defined in the New Secured Term Loan Agreement), 50% thereof, which shall decrease to 0% if the consolidated total leverage ratio is less than 3.00:1.00. The loans under the Facility are not subject to amortization.

New Sequential may make, in whole or in part, voluntarily prepayments of the loans outstanding under the Facility. Such voluntarily prepayments are subject to the payment of customary “breakage” costs with respect to LIBOR-based borrowings and in certain cases to the prepayment premium set forth in the New Secured Term Loan Agreement.

The New Secured Term Loan Agreement contains customary representations and warranties and customary affirmative and negative covenants applicable to the Loan Parties and their subsidiaries, including, without limitation, restrictions on liens, investments, indebtedness, fundamental changes, dispositions, restricted payments and prepayment of indebtedness. The New Secured Term Loan Agreement contains financial covenants that require the Loan Parties and their subsidiaries to (i) not exceed a maximum consolidated total leverage ratio initially set at 7.25:1.00, which decreases periodically over the term of the New Secured Term Loan Agreement until the final maximum ratio of 6.75:1.00 is reached for the fiscal quarter ending September 30, 2019 and thereafter and (ii) not exceed a maximum consolidated first lien leverage ratio initially set at 2.47:1.00, which decreases periodically over the term of the New Secured Term Loan Agreement until the final maximum ratio of 2.30:1.00 is reached for the fiscal quarter ending September 30, 2019 and thereafter.

The New Secured Term Loan Agreement contains customary events of default, including, without limitation, payment defaults, covenant defaults, breaches of certain representations and warranties, cross defaults to certain material indebtedness, certain events of bankruptcy and insolvency, certain events under ERISA, material judgments and a change of control. If an event of default occurs and is not cured within any applicable grace period or is not waived, the New Agreement Agent, at the request of the lenders under the New Secured Term Loan Agreement, is required to take various actions, including, without limitation, the acceleration of amounts due thereunder.

Intercreditor Agreement

In connection with the BoA Credit Agreement and the New Secured Term Loan Agreement, the BoA Agent and the New Agreement Agent have entered into an Intercreditor Agreement, dated as of the Effective Time (the “Intercreditor Agreement”), which was acknowledged by the Company and the guarantors party thereto. The Intercreditor Agreement establishes various inter-lender terms, including, without limitation, priority of liens, permitted actions by each party, application of proceeds, exercise of remedies in the case of a default, incurrence of additional indebtedness, releases of collateral and limitations on the amendment of the BoA Credit Agreement and the New Secured Term Loan Agreement without the consent of the other party.

The foregoing description of the Amendment, the Joinder and Assumption Agreement, the New Secured Term Loan Agreement and the Intercreditor Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Amendment, the Joinder and Assumption Agreement, the New Secured Term Loan Agreement and the Intercreditor Agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

At the Effective Time, the Company terminated (the “Termination”) the Existing Second Lien Credit Agreement, by and among, the Company, the guarantors party thereto, the lenders party thereto and the Second Lien Agent. In connection with the Termination, all outstanding loans under the Existing Second Lien Credit Agreement were rolled over to the New Secured Term Loan Agreement and are deemed to have been made to New Sequential under the New Secured Term Loan Agreement.

At the Effective Time and in connection with the Termination, the Company terminated the Intercreditor Agreement, dated as of August 15, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Intercreditor Agreement”), by and among, BoA Agent and the Second Lien Agent and acknowledged by the Company and the guarantors party thereto.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Explanatory Note and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the Mergers, at the Effective Time, each issued and outstanding share of Old Sequential’s common stock was converted into the right to receive one fully-paid and nonassessable share of common stock.

In addition, at the Effective Time, New Sequential assumed Old Sequential’s equity incentive plans (each amended as appropriate to reflect the Mergers), including the Sequential Brands Group, Inc. 2013 Stock Incentive Compensation Plan (the “2013 Plan”) and the 2005 Stock Incentive Plan of People’s Liberation (the “2005 Plan” and together with the 2013 Plan, the “Plans”) and the outstanding obligations under the Plans. The Plans are incentive compensation plans under which Old Sequential made equity-based and other incentive awards to certain of its executives and other key employees, including its named executive officers. New Sequential also assumed all outstanding awards under the Plans. All such equity-based awards relating to Old Sequential common shares were converted on a one-for-one basis to relate to common stock of New Sequential following the Mergers, and the terms of such assumed awards generally are unchanged in all other respects.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

At the Effective Time, a change in control of the Company occurred and all shares of the Company’s common stock are now held by New Sequential. The information set forth in the Explanatory Note and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the transactions described in the Explanatory Note, at and as of the Effective Time, William Sweedler, Rodney S. Cohen, Al Gossett, Aaron Hollander, Gary A. Johnson and Stew Leonard Jr. resigned from the board of directors of the Company (the “Board”), and Gary Klein was appointed to the Board where he joins Yehuda Shmidman. Mr. Shmidman and Mr. Klein will receive no compensation for their service on the Board outside of the compensation each of them receives as officers, and in the case of Mr. Shmidman, as a director, of New Sequential.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 4, 2015, in connection with the Mergers, the Company amended and restated its Certificate of Incorporation and Bylaws. The Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 22, 2015, by and among SQBG, Inc., Sequential Brands Group, Inc., Martha Stewart Living Omnimedia, Inc., Singer Merger Sub, Inc. and Madeline Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Old Sequential’s Current Report on Form 8-K dated June 23, 2015).

3.1	Amended and Restated Certificate of Incorporation of SQBG, Inc..

3.2	Amended and Restated Bylaws of SQBG, Inc..

10.1	Amendment to the Second Amended and Restated First Lien Credit Agreement, dated as of April 8, 2015 by and among, Sequential Brands Group, Inc., SQBG, Inc., and certain other of subsidiaries of Sequential Brands Group, Inc., SQBG, Inc., the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to Sequential Brands Group, Inc.’s Current Report on Form 8-K, dated on December 4, 2015).

10.2	Joinder and Assumption Agreement, dated as of December 4, 2015, by and among Sequential Brands Group, Inc., SQBG, Inc. and Bank of America, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.2 to Sequential Brands Group, Inc.’s Current Report on Form 8-K, dated on December 4, 2015).

10.3

Second Amended and Restated Credit Agreement, dated as of December 4, 2015, by and among , Sequential Brands Group, Inc., SQBG, Inc. and certain other subsidiaries of Sequential Brands Group, Inc., Wilmington Trust, National Association, as administrative agent and collateral agent and the lenders party to the existing Amended and Restated Second Lien Credit Agreement, dated as of April 8, 2015, by and among, SQBG, Inc., the guarantors party thereto, the lenders party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent (incorporated by reference to Exhibit 10.3 to Sequential Brands Group, Inc.’s Current Report on Form 8-K, dated on December 4, 2015).

10.4	Amended and Restated Intercreditor Agreement, dated as of December 4, 2015, by and between Bank of America, N.A., as administrative agent and collateral agent and Wilmington Trust, National Association, as administrative agent and collateral agent, and acknowledged by Sequential Brands Group, Inc. and the guarantors party thereto (incorporated by reference to Exhibit 10.4 to Sequential Brands Group, Inc.’s Current Report on Form 8-K, dated on December 4, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQBG, INC.

By:	/s/ Gary Klein

Name: Gary Klein
Title: Chief Financial Officer

Dated: December 4, 2015

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 22, 2015, by and among SQBG, Inc., Sequential Brands Group, Inc., Martha Stewart Living Omnimedia, Inc., Singer Merger Sub, Inc. and Madeline Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Old Sequential’s Current Report on Form 8-K dated June 23, 2015).

3.1	Amended and Restated Certificate of Incorporation of SQBG, Inc..

3.2	Amended and Restated Bylaws of SQBG, Inc..

10.1	Amendment to the Second Amended and Restated First Lien Credit Agreement, dated as of April 8, 2015 by and among, Sequential Brands Group, Inc., SQBG, Inc., and certain other of subsidiaries of Sequential Brands Group, Inc., SQBG, Inc., the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to Sequential Brands Group, Inc.’s Current Report on Form 8-K, dated on December 4, 2015).

10.2	Joinder and Assumption Agreement, dated as of December 4, 2015, by and among Sequential Brands Group, Inc., SQBG, Inc. and Bank of America, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.2 to Sequential Brands Group, Inc.’s Current Report on Form 8-K, dated on December 4, 2015).

10.3

Second Amended and Restated Credit Agreement, dated as of December 4, 2015, by and among , Sequential Brands Group, Inc., SQBG, Inc. and certain other subsidiaries of Sequential Brands Group, Inc., Wilmington Trust, National Association, as administrative agent and collateral agent and the lenders party to the existing Amended and Restated Second Lien Credit Agreement, dated as of April 8, 2015, by and among, SQBG, Inc., the guarantors party thereto, the lenders party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent (incorporated by reference to Exhibit 10.3 to Sequential Brands Group, Inc.’s Current Report on Form 8-K, dated on December 4, 2015).

10.4	Amended and Restated Intercreditor Agreement, dated as of December 4, 2015, by and between Bank of America, N.A., as administrative agent and collateral agent and Wilmington Trust, National Association, as administrative agent and collateral agent, and acknowledged by Sequential Brands Group, Inc. and the guarantors party thereto (incorporated by reference to Exhibit 10.4 to Sequential Brands Group, Inc.’s Current Report on Form 8-K, dated on December 4, 2015).